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This is filed pursuant to Rule 497(e).
File Nos. 333-8818 and 811-9176








ALLIANCE CAPITAL [LOGO] (R)


                                  ALLIANCE SELECT INVESTOR SERIES
                                          Biotechnology Portfolio
________________________________________________________________

Supplement dated September 11, 2000 to the Prospectus and
Application dated July 10, 2000 of Alliance Select Investor
Series, Biotechnology Portfolio.

This Supplement supersedes the Supplement dated July 21, 2000 to the Prospectus and Application concerning the delay in the commencement of the continuous offering of the shares of the Fund. The Fund will begin the continuous offering of shares on September 11, 2000.

________________________________________________________________

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.




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